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                                                                    EXHIBIT 10.3










                          ADVANCED MEDICAL OPTICS, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN


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                         ADVANCED MEDICAL OPTICS, INC.
                       2002 EMPLOYEE STOCK PURCHASE PLAN


                               TABLE OF CONTENTS


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
ARTICLE I. GENERAL PROVISIONS................................................................1

        1.1    Purposes of the Plan..........................................................1
        1.2    Definitions...................................................................1
        1.3    Stock Subject to the Plan.....................................................6
        1.4    Administration by Committee; Rules and Regulations............................6

ARTICLE II. DESIGNATION OF PARENT AND SUBSIDIARY
               CORPORATIONS..................................................................7

        2.1    Designation of Parent and Subsidiary Corporation..............................7

ARTICLE III. GRANT OF OPTIONS TO ELIGIBLE EMPLOYEES..........................................7

        3.1    Option Grants.................................................................7
        3.2    Exercise of Options; Option Price.............................................9
        3.3    Termination of Employment....................................................11

ARTICLE IV. WITHDRAWAL......................................................................11

        4.1    Withdrawal from the Plan.....................................................11

ARTICLE V. OTHER PROVISIONS.................................................................12

        5.1    Changes in the Stock and Corporate Events; Adjustment of Options.............12
        5.2    Use of Funds; No Interest Paid...............................................13
        5.3    No Rights as an Employee.....................................................13
        5.4    Conditions to Issuance of Stock Certificates.................................13
        5.5    Notification of Disposition..................................................14
        5.6    No Rights of Stockholders until Shares Issued................................14
        5.7    Amendment, Suspension or Termination of the Plan.............................14
        5.8    Restriction upon Assignment..................................................14
        5.9    Effect upon Other Plans......................................................15
        5.10   Dividends....................................................................15
        5.11   Notices......................................................................15
        5.12   Term; Approval by Stockholders...............................................16
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
        5.13   Headings.....................................................................17


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                          ADVANCED MEDICAL OPTICS, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I.
                               GENERAL PROVISIONS

1.1     PURPOSES OF THE PLAN

        Advanced Medical Optics, Inc., a Delaware corporation ("AMO"), hereby adopts the Advanced Medical Optics, Inc. 2002 Employee Stock Purchase Plan (the "Plan"), subject to approval by Allergan, Inc., a Delaware corporation ("Allergan"), as the sole stockholder of AMO.

        The purposes of the Plan are as follows:

               (1) To assist eligible employees of AMO and its Designated Parent Corporations and Designated Subsidiary Corporations (each as defined below) in acquiring ownership of shares of Common Stock of AMO pursuant to a plan which is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423(b) of the Code (as defined below).

               (2) To help such employees provide for their future security and to encourage them to remain in the employment of AMO and its Parent Corporations and Subsidiary Corporations.

        The Plan is established in anticipation of Allergan's pro rata distribution to the holders of its common stock, $0.01 par value, of all the shares of AMO Common Stock owned by Allergan (the "Distribution").

1.2     DEFINITIONS

        Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

        (a) "Account" means the account established for an Eligible Employee under the Plan with respect to an Offering Period.

        (b) "Agent" means the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of AMO or an Employee with regard to the Plan.

        (c) "Authorization" means an Eligible Employee's payroll deduction authorization with respect to an Offering Period provided by such Eligible Employee in accordance with Section 3.1(b).

        (d) "Board" means the Board of Directors of AMO.

        (e) "Change in Control" means the following and shall be deemed to occur if any of the following events occur after the Distribution Date:

               (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of AMO representing (i) 20% or more of the combined voting power of AMO's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (ii) 33% or more of the combined voting power of AMO's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

               (ii) Individuals who, as of the date of the Distribution, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date of the Distribution whose election, or nomination for election by AMO's stockholders, is approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of AMO, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board of AMO;

               (iii) The consummation of a merger, consolidation or reorganization involving AMO, other than one which satisfies both of the following conditions:

                      (A) a merger, consolidation or reorganization which would
               result in the voting securities of AMO outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of AMO or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in AMO's voting securities immediately before such merger, consolidation or reorganization, and

                      (B) a merger, consolidation or reorganization in which no
               Person is or becomes the Beneficial Owner, directly or indirectly, of securities of AMO


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               representing 20% or more of the combined voting power of AMO's then outstanding voting securities; or

               (iv) Complete liquidation of AMO or a sale of all or substantially all of AMO's assets.

        Additionally, notwithstanding the preceding provisions of this subsection (e), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this subsection (e) is (1) an underwriter or underwriting syndicate that has acquired any of AMO's then outstanding voting securities solely in connection with a public offering of AMO's securities, (2) AMO or any subsidiary of AMO or (3) an employee stock ownership plan or other employee benefit plan maintained by the AMO or any of its subsidiaries that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this subsection (e), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this subsection (e) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by AMO which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of AMO or through a stock dividend or stock split), then a Change in Control shall occur. Notwithstanding the preceding provisions of this subsection (e), the Distribution shall not be deemed to constitute a Change in Control.

        (f) "Code" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

        (g) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Section 1.4.

        (h) "Common Stock" means the shares of AMO's Common Stock, $0.01 par value.

        (i) "Compensation" of an Employee means such Employee's base earnings, and commissions and similar incentive compensation, payable to an Eligible Employee by AMO, any Designated Parent Corporation or any Designated Subsidiary Corporation on each Payday as compensation for services rendered, before any reduction elected by an Eligible Employee under a Code Section 401(k) cash or deferred arrangement or a Code Section 125 cafeteria plan.

        (j) "Date of Exercise" of any Option means the date on which such Option is exercised, which shall be the last day of the Offering Period with respect to which the Option was granted, in accordance with Section 3.2(a) (except as provided in Section 5.1).

        (k) "Date of Grant" of any Option means the date on which such Option is granted, which shall be the first day of the Offering Period with respect to which the Option was granted, in accordance with Section 3.1(a).


                                       3
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        (l) "Designated Parent Corporation" means any Parent Corporation designated by the Board in accordance with Section 2.1.

        (m) "Designated Subsidiary Corporation" means any Subsidiary Corporation designated by the Board in accordance with Section 2.1.

        (n) "Disability" means any mental or physical condition which, in the judgment of the Committee, based on such competent medical evidence as the Committee may require, renders an individual unable to engage in any substantial gainful activity for AMO, or any Designated Parent Corporation or any Designated Subsidiary Corporation for which he or she is reasonably fitted by education, training, or experience and which condition can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least twelve (12) months. The determination by the Committee, upon opinion of a physician selected by the Committee, as to whether an Employee has incurred a Disability shall be final and binding on all persons. If the employment of an Employee terminates upon the expiration of such Employee's medical leave of absence in accordance with the medical leave of absence policies of AMO or the Parent Corporation or Subsidiary Corporation employing such individual, as in effect as of the effective date of the Plan, such termination of employment shall be deemed to be due to a Disability.

        (o) "Distribution Date" means the date the Distribution (as defined in Section 1.1) is effective.

        (p) "Eligible Employee" means an Employee of AMO, any Designated Parent Corporation or any Designated Subsidiary Corporation who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Common Stock or other stock of AMO, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

        (q) "Employee" means an individual who renders services to AMO, a Parent Corporation or a Subsidiary Corporation in the status of an "employee," within the meaning of Code Section 3401(c). "Employee" shall not include any director of AMO, a Parent Corporation or a Subsidiary Corporation who does not render services to AMO, a Parent Corporation or a Subsidiary Corporation in the status of an "employee," within the meaning of Code Section 3401(c). During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of AMO or the Parent Corporation or Subsidiary Corporation employing such individual immediately prior to such leave.

        (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act shall also refer to any successor provision to such section.


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        (s) "Fair Market Value" means: (a) the closing price of a share of
Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

        (t) "International Purchase Plan" means the Advanced Medical Optics, Inc. 2002 International Stock Purchase Plan.

        (u) "Offering Period" means each six-month period commencing on any April 1 and October 1 on or after the date of adoption of the Plan. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3.1(a) and 3.2(a), respectively.

        (v) "Option" means an option to purchase shares of Common Stock granted under the Plan to an Eligible Employee in accordance with Section 3.1(a).

        (w) "Option Price" means the option price per share of Common Stock determined in accordance with Section 3.2(b).

        (x) "Parent Corporation" means any corporation, other than AMO, in an unbroken chain of corporations ending with AMO if, at the time of the granting of the Option, each of the corporations other than AMO owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (y) "Payday" means the regular and recurring established day for payment of Compensation to an Employee of AMO, any Parent Corporation or any Subsidiary Corporation.

        (z) "Plan" means the Advanced Medical Optics, Inc. 2002 Employee Stock Purchase Plan.

        (aa) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or, where the context so requires, any successor provision to such Rule 16b-3.

        (bb) "Subsidiary Corporation" means any corporation, other than AMO, in an unbroken chain of corporations beginning with AMO if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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1.3     STOCK SUBJECT TO THE PLAN

        (a) Subject to the provisions of Section 5.1 (relating to adjustments upon changes in the Common Stock) and Section 5.7 (relating to amendments of the
Plan), the aggregate number of shares of Common Stock that may be sold pursuant to Options granted under the Plan shall not exceed (i) the number determined in accordance with subsection (b) below, less (ii) the number of shares of Common Stock sold pursuant to options granted under the International Purchase Plan.

        (b) The aggregate number of shares of Common Stock that may be sold pursuant to Options granted under the Plan (before deduction for shares of Common Stock sold pursuant to options granted under the International Purchase Plan, in accordance with subsection (a) above) shall be determined as follows:

               (i) Initially, the lesser of

                      (A) two hundred ninety thousand (290,000) shares of Common
               Stock, or

                      (B) one percent (1%) of the shares of Common Stock
               outstanding as of the Distribution Date.

               (ii) The number of shares set forth in subparagraph (i) shall be increased each October 1 beginning October 1, 2003 and ending (and including) October 1, 2011, by the lesser of

                      (A) two hundred ninety thousand (290,000) shares of Common
               Stock, or

                      (B) one percent (1%) of the shares of Common Stock
               outstanding as of the last day of the second quarter of the then current year as reported on AMO's Form 10-Q for such quarter;

        provided, however, that the Board may, by resolution adopted prior to such October 1, substitute a lower number for that provided pursuant to clauses (A) and (B) of this subparagraph (ii).

        (c) The shares of Common Stock sold pursuant to Options granted under the Plan may be newly issued shares or treasury shares of Common Stock, or shares of Common Stock bought on the New York Stock Exchange or other nationally recognized exchange, or other market.

1.4     ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

        (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board and which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of


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Rule 16b-3. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board. The Committee in its discretion may utilize the services of an agent to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Employee.

        (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

        (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

        (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by AMO. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, AMO and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Employees, AMO and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by AMO in respect to any such action, determination, or interpretation.

                                   ARTICLE II.
                DESIGNATION OF PARENT AND SUBSIDIARY CORPORATIONS

2.1     DESIGNATION OF PARENT AND SUBSIDIARY CORPORATION

        The Board shall designate from among the Parent Corporations and Subsidiary Corporations, as determined from time to time, those corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Parent Corporation or Subsidiary Corporation, or terminate the designation of a Parent Corporation or Subsidiary Corporation, without the approval of the stockholders of AMO.

                                  ARTICLE III.
                     GRANT OF OPTIONS TO ELIGIBLE EMPLOYEES

3.1     OPTION GRANTS

        (a) Option Grants. AMO shall grant Options under the Plan to all Eligible Employees in successive Offering Periods until the earlier of: (i) the date on which the aggregate


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number of shares of Common Stock available under the Plan have been sold, or
(ii) the date on which the Plan is suspended or terminates. Each Employee who is an Eligible Employee on the first day of an Offering Period shall be granted an Option with respect to such Offering Period. The Date of Grant of such an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 3.2(a), unless such Option terminates earlier in accordance with Section 3.3, 4.1 or 5.1. The number of shares of Common Stock subject to an Eligible Employee's Option shall equal the cumulative payroll deductions from Compensation authorized by such Eligible Employee in accordance with subsection (b) for the Offering Period (if any), divided by the Option Price; provided, however, that the number of shares of Common Stock subject to such Option shall not exceed ten thousand (10,000) shares; and, provided, further, that the number of shares of Common Stock subject to such Option shall not exceed the number determined in accordance with subsection (c). AMO shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the first day of such Offering Period.

        (b) Election to Participate; Payroll Deduction Authorization.

               (i) An Eligible Employee shall participate in the Plan only by means of payroll deduction from Compensation.

               (ii) Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to AMO, not later than such date as the Committee in its discretion may prescribe for such purpose (which date shall not be later than ten (10) days after the first day of the Offering Period), a completed and executed written Authorization in a form prepared by the Committee. An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the Offering Period with respect to which it is submitted (and subsequent Offering Periods) and shall designate a whole percentage of such Eligible Employee's Compensation to be withheld by AMO or the Designated Parent Corporation or Designated Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period. An Eligible Employee may designate any whole percentage of Compensation which is not less than one percent (1%) and not more than ten percent (10%).

               (iii) An Eligible Employee's Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Eligible Employee's Account under the Plan. An Eligible Employee's Payroll deductions shall commence as soon as reasonably practicable after receipt by AMO of the Eligible Employee's Authorization. If payroll deductions commence later than the first Payday during the Offering Period, then the Eligible Employee's first payroll deduction during the Offering Period shall be increased to include the amounts that would have been deducted had the Eligible Employee's payroll deductions commenced on the first Payday during the Offering Period.


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

               (iv) An Eligible Employee may change the percentage of Compensation designated in the Authorization (subject to the limits of this subsection (b)) not more than two (2) times during the Offering Period, or may suspend the Authorization (i.e., change the percentage of Compensation designated in the Authorization to zero) at any time during the Offering Period, provided, however, that once the Authorization is suspended no further percentage changes shall be permitted during the Offering Period, and, provided, further, that any such change or suspension shall become effective not later than ten (10) days after receipt by AMO.

               (v) Any Authorization shall remain in effect for each subsequent Offering Period, unless the Eligible Employee submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 4.1, ceases to be an Eligible Employee as defined in
        Section 1.2(p) or terminates employment as provided in Section 3.3.

        (c) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase shares of Common Stock under the Plan, together with other options to purchase shares of Common Stock or other stock under all other employee stock purchase plans of AMO, any Parent Corporation or any Subsidiary Corporation subject to Section 423 of the Code, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such shares of Common Stock or the fair market value of other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection (c), (i) the right to purchase shares of Common Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Common Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the Fair Market Value of such Common Stock or the fair market value of other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Common Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder, and shall automatically adjust if and to the extent that the dollar amount of this limitation is changed by statute or regulation.

3.2     EXERCISE OF OPTIONS; OPTION PRICE

        (a) Option Exercise. Each Employee automatically and without any act on such Employee's part shall be deemed to have exercised such Employee's Option on the Date of Exercise to the extent that the balance then in the Employee's Account is sufficient to purchase, at the Option Price, shares of the Common Stock subject to the Option (including fractional shares).

        (b) Option Price Defined. The option price per share of Common Stock (the "Option Price") to be paid by an Employee upon the exercise of the Employee's Option shall be equal to

85% of the lesser of: (i) the Fair Market Value of a share of Common Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Common Stock on the Date of Grant.

        (c) Book Entry/Share Certificates. As soon as reasonably practicable after the purchase of shares of Common Stock upon the exercise of an Option by an Employee, AMO shall issue the shares of Common Stock to such Employee and such shares shall be held in the custody of the Agent for the benefit of the Employee. AMO or the Agent shall make an entry on its books and records indicating that the shares of Common Stock purchased in connection with such exercise (including any fractional share) have been duly issued as of that date to such Employee. An Employee (or former Employee) shall have the right at any time to request in writing a certificate or certificates for all or a portion of the shares of Common Stock purchased hereunder, or to request in writing that such shares be transferred to the custody of another brokerage firm, bank or other financial institution to be held in an account of such Employee (or former Employee). Subject to Section 5.5, upon receipt of an Employee's (or former Employee's) written request for any such certificate or any such transfer, AMO shall (or shall cause the Agent to), as soon as reasonably practicable after the date of such receipt, deliver any such certificate to the Employee (or former Employee) or transfer any such shares. Nothing in this subsection (c) shall prohibit the sale or other disposition by an Employee (or former Employee) of shares of Common Stock purchased hereunder. In the event AMO is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the shares of Common Stock purchased hereunder, AMO shall seek to obtain such authority as soon as reasonably practicable.

        (d) Pro Rata Allocations. If the total number of shares of Common Stock for which Options under this Plan or options under the International Purchase Plan are to be exercised on any date exceeds the number of shares of Common Stock remaining available for sale under the Plan and the International Purchase Plan on such date,

               (i) the Committee shall make a pro rata allocation of the available remaining shares of Common Stock, in as nearly a uniform manner as shall be practicable, in proportion to the number of shares of Common Stock that would otherwise be issuable to participants under the Plan and under the International Purchase Plan, and

               (ii) for each Employee, AMO or the Parent Corporation or Subsidiary Corporation employing the Employee shall pay to the Employee the balance of the amount credited to the such Employee's Account which has not been applied to the purchase of shares of Common Stock, in one lump sum in cash not later than thirty (30) days after the Date of Exercise, without any interest thereon.

        (e) Information Statement. AMO shall provide each Employee (or former Employee) whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. AMO shall maintain a procedure for identifying certificates of shares of Common Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

3.3     TERMINATION OF EMPLOYMENT

        (a) Termination of Employment Other than by Death or Disability. If the employment of an Employee with AMO, the Parent Corporation and the Subsidiary Corporation terminates other than by death or Disability, the Employee's participation in the Plan automatically and without any act on the Employee's part shall terminate as of the date of the termination of the Employee's employment. As soon as reasonably practicable after such a termination of employment, AMO or the Parent Corporation or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon. Upon an Employee's termination of employment covered by this subsection (a), the Employee's Authorization and Option under the Plan shall terminate.

        (b) Termination by Death. If the employment of an Employee is terminated by the Employee's death, the executor of the Employee's will or the administrator of the Employee's estate, by written notice to AMO, may request payment of the balance in the Employee's Account, in which event AMO or the Parent Corporation or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, as soon as reasonably practicable after receipt of such notice. Upon receipt of such notice, the Employee's Authorization and Option under the Plan shall terminate. If AMO does not receive such notice prior to the next Date of Exercise, the Employee's Option shall be deemed to have been exercised on such Date of Exercise by the Employee's estate.

        (c) Termination by Disability. If the employment of an Employee is terminated due to the Employee's Disability, the Employee, by written notice to AMO, may request payment of the balance in the Employee's Account, in which event AMO or the Parent Corporation or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, as soon as reasonably practicable after receipt of such notice. Upon receipt of such notice, the Employee's Authorization and Option under the Plan shall terminate. If AMO does not receive such notice prior to the next Date of Exercise, the Employee's Option shall be deemed to have been exercised on such Date of Exercise by the Employee.

                                   ARTICLE IV.
                                   WITHDRAWAL

4.1     WITHDRAWAL FROM THE PLAN

        (a) Withdrawal Election. An Employee may withdraw from participation under the Plan at any time, except that an Employee may not withdraw during the last ten (10) days of any Offering Period. An Employee electing to withdraw from the Plan must deliver to AMO a notice of withdrawal in a form prepared by the Committee (the "Withdrawal Election"), not later than ten (10) days prior to the Date of Exercise for such Offering Period. Upon receipt of an Employee's Withdrawal Election, AMO or the Parent Corporation or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's

Account in one lump sum payment in cash, without any interest thereon, as soon as reasonably practicable after receipt of the Employee's Withdrawal Election. Upon receipt of an Employee's Withdrawal Election by AMO, the Employee shall cease to participate in the Plan and the Employee's Option for such Offering Period shall terminate.

        (b) Eligibility following Withdrawal. An Employee who withdraws from the Plan with respect to an Offering Period, and who is an Eligible Employee on the first day of a subsequent Offering Period, may elect to participate in the Plan for such subsequent Offering Period by delivering to AMO an Authorization pursuant to Section 3.1(b).

                                   ARTICLE V.
                                OTHER PROVISIONS

5.1     CHANGES IN THE STOCK AND CORPORATE EVENTS; ADJUSTMENT OF OPTIONS

        (a) Subject to subsections (b) and (c) below, (i) if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of AMO, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares of Common Stock (or other securities or property) which may be sold or purchased pursuant to Options (including the maximum amounts referred to in Section 1.3 and Section 3.1(a)), (y) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and (z) the exercise price with respect to any Option.

        (b) Subject to subsection (c) below, in addition to the adjustments permitted by subsection (a) above, upon the occurrence of a Change in Control the Committee shall provide that all outstanding Options shall (i) continue as Options, (ii) be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or (iii) be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. In the event that all outstanding Options do not continue as Options or are not assumed or substituted for as provided in the preceding sentence, the Committee shall provide that all outstanding Options shall be exercised immediately prior to the Change in Control and such Options shall terminate immediately after such exercises.

        (c) No adjustment or action described in this Section 5.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of
Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act, or violate the exemptive conditions of

Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded down to the next whole number.

        (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of AMO or the stockholders of AMO to make or authorize any adjustment, recapitalization, reorganization or other change in AMO's capital structure or its business, any merger or consolidation of AMO, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of AMO, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5.2     USE OF FUNDS; NO INTEREST PAID

        All funds received or held by AMO under the Plan shall be included in the general funds of AMO free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Employee or credited to any Employee's Account with respect to such funds.

5.3     NO RIGHTS AS AN EMPLOYEE

        Nothing in the Plan shall be construed to give any person (including any Eligible Employee) the right to remain in the employ of AMO, a Parent Corporation or a Subsidiary Corporation or to affect the right of AMO, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee) at any time, with or without cause.

5.4     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

        AMO shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

        (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (d) The payment to AMO of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

        (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

5.5     NOTIFICATION OF DISPOSITION

        Each Employee and each former Employee shall give prompt notice to AMO of any disposition or other transfer of any shares of Common Stock purchased upon exercise of an Option if such disposition or transfer is made: (a) within two (2) years from the Date of Grant of the Option, or (b) within one (1) year after the transfer of such shares of Common Stock to such person upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee (or former Employee) in such disposition or other transfer.

5.6     NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED

        With respect to shares of Common Stock subject to an Option, an Employee shall not be deemed to be a stockholder of AMO, and the Employee shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Employee or his or her nominee following exercise of the Employee's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

5.7     AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

        The Board may amend, suspend, or terminate the Plan at any time and from time to time; provided that approval by a vote of the holders of the outstanding shares of AMO's capital stock entitled to vote shall be required to amend the Plan (a) to change the number of shares of Common Stock that may be sold pursuant to Options under the Plan, or (b) in any manner that would require the approval of the stockholders in order for the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code; and, provided, further, that, except as provided in Section 5.1(b), no amendment, suspension or termination of the Plan shall be permitted that would abbreviate the Offering Period then in effect, unless required in order for the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

5.8     RESTRICTION UPON ASSIGNMENT

        An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Employee's lifetime only by the Employee. Except as provided in Section 3.3(b), an Option may not be exercised to any extent except by the Employee. AMO shall not recognize and shall be under no duty to recognize any assignment or alienation of the Employee's interest in the Plan, the Employee's Option or any rights under the Employee's Option.

5.9     EFFECT UPON OTHER PLANS

        The adoption of the Plan shall not affect any other compensation or incentive plans in effect for AMO, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of AMO, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of AMO, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

5.10    DIVIDENDS

        (a) If and to the extent the Agent holds in its custody Common Stock purchased hereunder, cash dividends and other cash distributions received by the Agent with respect to Common Stock held in its custody hereunder will be credited to each Employee's Account in accordance with such Employee's interests in such Common Stock, and shall be applied, as soon as reasonably practicable after the receipt thereof by the Agent and except to the extent the Employee directs otherwise, to the purchase in the open market at prevailing market prices of the number of whole shares of Common Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Common Stock and not otherwise paid by AMO).

        (b) All purchases of shares of Common Stock made pursuant to this
Section 5.10 will be made in the name of the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Employees to which such dividends or other distributions were credited. Dividends paid in the form of shares of Common Stock will be allocated by the Agent, as and when received, with respect to Common Stock held in its custody hereunder to the Account of each Employee in accordance with such Employee's interests in such Common Stock. Property, other than Common Stock or cash, received by the Agent as a distribution on Common Stock held in its custody hereunder, shall be sold by the Agent for the accounts of Employees, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Common Stock held in its custody hereunder.

5.11    NOTICES

        Any notice to be given under the terms of the Plan to AMO shall be addressed to AMO in care of its Secretary and any notice to be given to any Employee shall be addressed to such Employee at such Employee's last address as reflected in AMO's records. By a notice given pursuant to this Section 5.11, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed AMO of his status and address by written notice under this Section 5.11. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.12    TERM; APPROVAL BY STOCKHOLDERS

        The Plan shall be submitted for approval by Allergan, as sole stockholder of AMO, after the date of the Board's initial adoption of the Plan but in any event prior to the Distribution Date and in any event within twelve
(12) months before or after the date of the adoption of the Plan by the Board. The Plan shall become effective on the latest of (i) the date of its adoption by the Board or (ii) the date of its approval by Allergan, as sole stockholder of AMO. Subject to stockholder approval in accordance with this Section 5.12, the Plan shall be in effect until the tenth (10th) anniversary of the date of adoption of the Plan by the Board, unless sooner terminated in accordance with
Section 5.7. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. If the Plan is adopted by the Board prior to stockholder approval, Options may be granted prior to stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan obtains stockholder approval; and, provided, further, that if stockholder approval has not been obtained within the 12-month period described above, all Options previously granted under the Plan shall thereupon terminate without being exercised.

               [Remainder of this page intentionally left blank.]

5.13    HEADINGS

        Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


                                  * * * * * * *

        I hereby certify that the Advanced Medical Optics, Inc. 2002 Employee Stock Purchase Plan was adopted by the Board of Directors of Advanced Medical Optics, Inc. on __________, 2002.

        Executed at __________, California on this ___ day of _______, 2002.


                                        ________________________________________
                                        Secretary


                                  * * * * * * *

        I hereby certify that the Advanced Medical Optics, Inc. 2002 Employee Stock Purchase Plan was approved by Allergan, Inc., as sole stockholder of Advanced Medical Optics, Inc. on _________________, 2002.

        Executed at ____________, California on this ___ day of _______, 2002.


                                        ________________________________________
                                        Secretary